Penn Capital Managed Alpha SMID Cap Equity Fund
Schedule of Investments	September 30, 2020 (Unaudited)

Common Stocks: 88.1%	Shares	Value
Aerospace & Defense: 1.9%
Mercury Systems, Inc. (a)	3,716	$287,841

Banks: 2.0%
Pinnacle Financial Partners, Inc.	6,598	234,823
Western Alliance Bancorp	2,105	66,560
		301,383
Biotechnology: 4.7%
Exelixis, Inc. (a)	10,431	255,038
Halozyme Therapeutics, Inc. (a)	8,898	233,840
Neurocrine Biosciences, Inc. (a)	2,339	224,918
		713,796
Building Products: 5.6%
Allegion PLC	2,323	229,768
Lennox International, Inc.	1,138	310,230
Masco Corp.	5,659	311,981
		851,979
Chemicals: 1.6%
Axalta Coating Systems Ltd. (a)	10,950	242,762

Commercial Services & Supplies: 1.3%
IAA, Inc. (a)	3,897	202,917

Construction Materials: 1.9%
Martin Marietta Materials, Inc.	1,231	289,728

Diversified Financial Services: 2.3%
Voya Financial, Inc.	7,419	355,593

Electric Utilities: 1.7%
Pinnacle West Capital Corp.	3,511	261,745

Food & Staples Retailing: 2.0%
BJ's Wholesale Club Holdings, Inc. (a)	7,174	298,080

Food Products: 2.0%
Lamb Weston Holdings, Inc.	4,540	300,866

Health Care Equipment & Supplies: 3.8%
CONMED Corp.	3,256	256,149
Teleflex, Inc.	933	317,612
		573,761
Health Care Providers & Services: 1.7%
Quest Diagnostics, Inc.	2,270	259,892

Hotels, Restaurants & Leisure: 2.7%
MGM Resorts International	9,712	211,236
Vail Resorts, Inc.	927	198,350
		409,586
Household Durables: 2.2%
DR Horton, Inc.	4,494	339,881

Independent Power and Renewable Electricity Producers: 1.0%
Ormat Technologies, Inc.	2,574	152,149

Insurance: 5.7%
Arch Capital Group Ltd. (a)	5,335	156,049
Fidelity National Financial, Inc.	8,753	274,057
Lincoln National Corp.	6,592	206,527
Primerica, Inc.	2,060	233,068
		869,701
Interactive Media & Services: 2.5%
IAC/InterActiveCorp (a)	1,769	211,891
Match Group, Inc. (a)	1,492	165,090
		376,981
IT Services: 3.9%
Black Knight, Inc. (a)	2,500	217,625
GoDaddy, Inc. - Class A (a)	4,918	373,620
		591,245
Life Sciences Tools & Services: 4.1%
Avantor, Inc. (a)	11,169	251,191
PPD, Inc. (a)	9,980	369,160
		620,351
Machinery: 0.8%
Allison Transmission Holdings, Inc.	3,588	126,082

Media: 3.5%
Fox Corp. - Class B	10,102	282,553
Liberty Media Corp.-Liberty SiriusXM - Class A (a)	7,148	237,099
		519,652
Metals & Mining: 3.2%
Commercial Metals Co.	10,362	207,033
Kirkland Lake Gold Ltd.	5,570	271,426
		478,459
Pharmaceuticals: 2.1%
Catalent, Inc. (a)	3,660	313,516

Professional Services: 2.2%
TransUnion	4,016	337,866

Road & Rail: 1.4%
Schneider National, Inc. - Class B	8,568	211,887

Semiconductors & Semiconductor Equipment: 6.0%
Marvell Technology Group Ltd.	5,013	199,016
Skyworks Solutions, Inc.	2,628	382,374
Teradyne, Inc.	4,183	332,381
		913,771
Software: 5.4%
Five9, Inc. (a)	1,666	216,047
Nice Ltd. - ADR (a)	1,433	325,334
Tyler Technologies, Inc. (a)	782	272,574
		813,955
Specialty Retail: 4.5%
Burlington Stores, Inc. (a)	1,195	246,277
Five Below, Inc. (a)	1,836	233,172
Floor & Decor Holdings, Inc. - Class A (a)	2,672	199,866
		679,315
Technology Hardware, Storage & Peripherals: 1.2%
Western Digital Corp.	5,054	184,724

Trading Companies & Distributors: 0.8%
United Rentals, Inc. (a)	695	121,277

Water Utilities: 2.4%
Essential Utilities, Inc.	9,112	366,758

Total Common Stocks
(cost $10,240,640)		13,367,499

Real Estate Investment Trusts (REITs): 9.8%
Americold Realty Trust	6,754	241,455
Camden Property Trust	2,727	242,648
CyrusOne, Inc.	3,723	260,722
Healthcare Trust of America, Inc. - Class A	12,104	314,704
MGM Growth Properties LLC - Class A	6,850	191,663
Sun Communities, Inc.	1,714	241,006
Total REITs (cost $1,406,838)		1,492,198

Total Investments - 97.9% (cost $11,647,478)		14,859,697
Other Assets and Liabilities 2.1%		314,324
Net Assets: 100.0%		$15,174,021

Percentages are stated as a percent of net assets.
(a)	No distribution or dividend was made during the period ending September 30, 2020. As such, it is classified as a non-income producing security as of September 30, 2020.
ADR - American Depositary Receipt

Country Exposure (as a percentage of total investments)
United States	90.5%
Bermuda	4.0%
Israel	2.2%
Canada	1.8%
Ireland	1.5%

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developedby and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS® is a service mark of
MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of September 30, 2020, in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Penn Capital Managed Alpha SMID Cap Equity Fund
Investments in Securities(a)
Common Stocks	$13,367,499	$-	$-	$13,367,499

Real Estate Investment Trusts (REITs)	1,492,198	-	-	1,492,198

Total Investments in Securities	$14,859,697	$-	$-	$14,859,697

 (a)  All other industry classifications are identified in the Schedule of Investments for the Fund.